Exhibit 6

***************************** NOTICE OF GRANT AWARD ****************************
SMALL BUSINESS INNOVATION RESEARCH PROG                   Issue Date: 08/01/2000

Department of Health and Human Services
National Institutes Of Health

NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES
********************************************************************************

Grant Number: 1 R43 AI46828-01
Principal Investigator: JONES, C HAL PHD
Project Title: DEGP PROTEINASE INHIBITORS: NOVEL ANTI-INFECTIVES

CHIEF FINANCIAL OFFICER
SIGA PHARMACEUTICALS INC
420 LEXINGTON AVE
SUITE 620
NEW YORK, NY 10170

Budget Period:          08/01/2000 - 01/31/2001
Project Period:         08/01/2000 - 01/31/2001

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $96,163 (see "Award Calculation" in Section I) to SIGA TECHNOLOGIES, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to terms and conditions referenced below.

Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Award recipients are responsible for reporting inventions derived or reduced to practice in the performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy. For additional information, please visit http://www.iedison.gov.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,


/s/ Ann Devine

Ann Devine
Grants Management Officer
NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES

See additional information below

SECTION I - AWARD DATA - 1 R43 AI46828-01

AWARD CALCULATION (U.S. Dollars):

Salaries and Wages                                                       $24,800
Personnel Costs                                                          $24,800
Supplies                                                                 $15,000
Travel Costs                                                              $2,000
Other Costs                                                               $3,000
Consortium/Contractual Cost                                              $20,000
Direct Costs                                                             $64,800
F&A Costs                                                                $25,920
APPROVED BUDGET                                                          $90,720
Fee                                                                       $5,443
TOTAL                                                                    $96,163

FISCAL INFORMATION:
CFDA Number: 93.856
EIN: 1133864870A1
Document Number: R3AI46828A

IC/ CAN / FY2000

AI/ 8425710 / 96,163

NIH ADMINISTRATIVE DATA:
PCC:     M52 / OC: 41.4A /Processed: ADEVINE 000727 0901

SECTION II - PAYMENT/HOTLINE INFORMATION - 1 R43 AI46828-01

For Payment and HHS Office of Inspector General Hotline Information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III - TERMS AND CONDITIONS - 1 R43 AI46828-01

This award is based on the application submitted to, and as approved by, the NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a. The grant program legislation and program regulation cited in this Notice of Grant Award.

b. The restrictions on the expenditure of federal funds in appropriations acts, to the extent those restrictions are pertinent to the award.

c. 45 CFR Part 74 or 45 CFR Part 92 as applicable.

d. The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.

e. This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(see NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

This grant is excluded from Expanded Authorities.

Treatment of Program Income:
Additional Costs

Information concerning funding, policy, administrative issues, is available for First-Time NIH grantee organizations via the NIH "Welcome Wagon" Memorandum. This document may be access through the following Internet address:
http: //www.nih.gov/grants/funding/welcomewagon.htm

PAYMENT INFORMATION: The awardee organization will receive information and forms from the Payment Management System of the Department of Health and Human Services regarding requests for cash, manners of payment, and associated reporting requirements. Payment may be made on a cost-reimbursement or advance basis. Cost reimbursements may be requested monthly, quarterly, or at other periodic intervals. Advance payments may be requested on a monthly basis only. The telephone number for the Payment Management System Office is (301) 443-1660.

The fixed fee provided as part of this grant award is included in the maximum allowable total costs. An adjustment of the fee will be made in the event the grant is terminated. The fee is to be drawn down from the HHS Payment Management System in increments proportionate to the drawdown of funds for costs.

Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States. To the extent authorized by Title 35 United States Code Section 205, the Government will not make public any information disclosing a Government-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that application.

When purchasing equipment or products under this SBIR award, the grantee shall use only American-made items whenever possible.

The above referenced grant is scheduled to expire on 01/31/2001. Unless an application for competitive renewal is funded, grant closeout documents must be submitted within 90 days of the expiration of the grant. Grant closeout documents consist of a Financial Status Report (0MB 269), Final Invention Statement (HHS 568) and a Final Progress Report.

The Final Progress Report may be typed on plain white paper and should include, at a minimum, a summary statement of progress toward the achievement of the originally stated aims, a list of results (positive and/or negative) considered significant, and a list of publications resulting from the project as well as plans for further publications. An original and one copy are required.

Please send the Final Progress Report and Final Invention Statement & a copy of the Financial Status Report to the following address:

ATTENTION: CLOSEOUT
NIH, NIAID, Division of Extramural Activities
Grants Management Branch
Room 2200, 6700-B Rockledge Drive, MSC-7614
Bethesda, Maryland 20892-7614

The Financial Status Report should be sent to:

Division of Financial Management, NIH
9000 Rockville Pike, MSC-2052
Building 31, Room B1BO5A
Bethesda, Maryland 20892-2052

Grants Management Contact:

Jeannette Gordon
(301) 402-5065 phone
(301) 480-3780 fax
jg82s@nih.gov email

Program Official Contact:

Christopher K-H Tseng, Ph.D.
(301) 496-7453

Christopher Tseng, Program Official 301-496-7453 ct23i@nih.gov
Karen McVay, Grants Specialist (301)402-6578 km18f@nih.gov

SPREADSHEET
GRANT NUMBER: 1 R43 AI46828-01
P.I.: JONES, C HAL
INSTITUTION: SIGA TECHNOLOGIES, INC.

                                                  YEAR 01
                                                =========

Salaries and Wages                                 24,800
Personnel Costs                                    24,800
Supplies                                           15,000
Travel Costs                                        2,000
Other Costs                                         3,000
Consortium/Contractual Cost                        20,000

TOTAL DC                                           64,800
TOTAL F&A                                          25,920
TOTAL COST                                         90,720

                                                  YEAR 01
                                                =========

F&A Cost Rate 1                                     40.00%
F&A Cost Base 1                                    64,800
F&A Costs 1                                        25,920

FEE                                                 5,443